UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2021

STRATA Skin Sciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-51481
(Commission File Number)

Delaware	13-3986004
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5 Walnut Grove Drive, Suite 140
Horsham, Pennsylvania 19044
(Address of principal executive offices, including zip code)

(215) 619-3200
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On September 30, 2021, STRATA Skin Sciences, Inc. (the “Company”) entered into (a) a credit and security agreement (the “MidCap Credit Agreement”) among MidCap Financial Trust (“MidCap”), as administrative agent, and the lenders identified therein, (b) an intellectual property security agreement (the “IP Security Agreement” and together with the MidCap Credit Agreement, the “Financing Agreements”) with MidCap, (c) a warrant agreement to purchase shares of the common stock of the Company (the “Warrant”) with MidCap Funding XXVII Trust (together with any registered holder from time to time or any holder of the shares issuable or issued upon the exercise or conversion of the Warrant, the “Warrantholder”), and (d) a registration rights agreement (the “Registration Rights Agreement”) with the Warrantholder.

The MidCap Credit Agreement provides for a senior secured term loan facility of $8.0 million, of which the full amount was drawn by the Company on September 30, 2021. Borrowings under the MidCap Credit Agreement bear interest at a rate per annum equal to LIBOR (with a LIBOR floor rate of 0.50%) plus 7.50%. The Company is obligated to make only interest payments (payable monthly in arrears) through September 30, 2024. Commencing on October 1, 2024 and continuing for the remaining twenty-four months of the facility, the Company will be required to make monthly interest payments and monthly principal payments based on the amortization schedule set forth in the MidCap Credit Agreement, subject to certain adjustments as described in the MidCap Credit Agreement. The final maturity date under the MidCap Credit Agreement is September 1, 2026, unless earlier terminated. The MidCap Credit Agreement requires the Company to dedicate 100% of certain insurance proceeds to the prepayment of outstanding term loan, subject to certain exceptions and net of certain expenses and repayments. The Company may voluntarily prepay the outstanding term loan under the MidCap Credit Agreement, with such prepayment at least $5.0 million, at any time upon 30 days’ written notice.

In connection with both mandatory and voluntary prepayments, the Company will be required to pay a prepayment fee equal to (i) 4.00% of the outstanding principal prepaid or required to be prepaid (whichever is greater), if the prepayment is made within twelve months of September 30, 2021, (ii) 3.00% of the outstanding principal prepaid or required to be prepaid (whichever is greater), if the prepayment is made between twelve months and twenty-four months after September 30, 2021, (iii) 2.00% of the outstanding principal prepaid or required to be prepaid (whichever is greater), if the prepayment is made between twenty-four months and thirty-six months after September 30, 2021, or (iv) 1.00% of the outstanding principal prepaid or required to be prepaid (whichever is greater), if the prepayment is made after thirty-six months after September 30, 2021 and prior to the maturity date.

Subject to customary exceptions and exclusions, all obligations under the MidCap Credit Agreement are secured pursuant to the terms of the Financing Agreements.

The MidCap Credit Agreement contains certain customary representations and warranties, affirmative covenants and conditions. The MidCap Credit Agreement also contains a number of negative covenants that, among other things and subject to certain exceptions and waivers, restrict the Company’s ability to:

•	incur additional indebtedness;
•
pay cash dividends on its capital stock or redeem, repurchase or retire its capital stock (other than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar plans in an aggregate amount not to exceed $500,000 in any twelve month period);

•	make investments, loans and acquisitions;
•	engage in transactions with its affiliates;
•	sell assets;
•	materially alter the business it conducts;
•	consolidate or merge;
•	establish any new deposit accounts or security accounts not subject to an account control agreement;
•	make or permit payment on any subordinated debt;
•	incur liens;
•	make any significant change in accounting treatment or reporting practices; and
•	amend, modify or waive certain material agreements (if the effect on the Company or loans would be material) or its organizational documents.

Further, the MidCap Credit Agreement contains a quarterly financial covenant that requires the Company to not have less than $24.0 million of net revenue (raised to $30.0 million by December 31, 2023) for the trailing 12-month period as of September 30, 2021, with compliance measured on the last day of each fiscal quarter beginning on September 30, 2021.

The MidCap Credit Agreement contains various events of default, including the following:

•	failure to make any payment of principal or interest under the MidCap Credit Agreement when due;
•	failure to comply with any term contained in the MidCap Credit Agreement or related documents;
•	making any incorrect representation, warranty, certification or statement with respect to the MidCap Credit Agreement or related document;

•	failure to pay when due any other outstanding debt in the excess of $100,000;
•
commencing a voluntary case or other proceeding, or having such case or proceeding commenced against the Company, seeking liquidation, reorganization or other relief with respect to debts under any bankruptcy or insolvency;

•	any payments of any subordinated debt (other than specifically permitted payments);
•	if the Company’s common stock fails to remain publicly traded and registered with a public securities exchange;
•	a change in control (as defined in the MidCap Credit Agreement) occurs; and
•	occurrence of any event that could reasonably be expected to result in a material adverse effect.

Upon the occurrence and during the continuance of an event of default, MidCap may, and at the direction of a requisite percentage of the lenders must, (i) suspend or terminate the term loan commitment and Midcap and the other lenders’ obligations with respect thereto, and (ii) by notice to the Company, declare all or any portion of the obligations under the MidCap Credit Agreement to be immediately due and payable. In addition to MidCap’s other rights and available remedies, but subject to applicable cure periods, upon the occurrence and during the continuance of an event of default, MidCap may, and at the direction of a requisite percentage of the lenders must, terminate the MidCap Credit Agreement. Additionally, in connection with the MidCap Credit Agreement, the Company agreed to pay customary fees including an origination fee and monthly administration fees.

Pursuant to, and in accordance with, the terms and conditions of the Warrant, the Warrantholder can purchase 373,626 shares of the Company’s common stock at an exercise price equal to $1.82 for a period ending on September 30, 2031. Pursuant to the Registration Rights Agreement, the Company shall register the shares underlying the Warrant, with an initial filing due on the 45th day following the date of such agreement.

The foregoing description of the MidCap Credit Agreement, the IP Security Agreement, the Warrant and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement. Copies of the MidCap Credit Agreement, the IP Security Agreement, the Warrant and the Registration Rights Agreement are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference. The representations, warranties and covenants set forth in the MidCap Credit Agreement, the IP Security Agreement, the Warrant and the Registration Rights Agreement have been made only for the purposes of the MidCap Credit Agreement, the IP Security Agreement, the Warrant and the Registration Rights Agreement, respectively, and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreement instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the MidCap Credit Agreement, the IP Security Agreement, the Warrant and the Registration Rights Agreement and information regarding the subject matter thereof may change after the date thereof. Accordingly, the MidCap Credit Agreement, the IP Security Agreement, the Warrant and the Registration Rights Agreement are included with this filing only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company or its business as of the date thereof or as of any other date. Investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were made only as of a specific date and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders.

Item 1.02.          Termination of a Material Definitive Agreement.

On September 30, 2021, in connection with entering into the MidCap Credit Agreement, the Company paid off its obligations under its promissory note, as amended (the “IDBNY Loan”), with Israel Discount Bank of New York (“IDBNY”) and under its loan (the “EIDL Loan”) from the United States Small Business Administration under its Economic Injury Disaster Loan assistance program. On September 30, 2021, the Company repaid $500,000 plus interest due under the EIDL Loan.

Accordingly, on September 30, 2021, the Assignment and Pledge of Time Deposit and the promissory note with IDBNY were terminated. On September 30, 2021, the Company repaid $7.275 million plus interest due under the IDBNY Loan.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Financing Agreements is incorporated herein by reference in this Item 2.03.

Item 3.02          Unregistered Sales of Equity Securities.

On September 30, 2021, the Company issued the Warrant to the Warrantholder pursuant to a private placement in accordance with Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated under the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2021, Matthew C. Hill, the Company’s Chief Financial Officer, notified the Company of his resignation effective October 15, 2021.

Effective October 16, 2021, the Company appointed Christopher Lesovitz (age 39) as its Chief Financial Officer. In connection with his appointment the Company has entered into an employment agreement with Mr. Lesovitz pursuant to which Mr. Lesovitz will receive (a) an annual base salary of $250,000, (b) a cash bonus opportunity of up to 50% of his base salary based upon achieving financial targets determined by the Company’s compensation committee, (c) a car allowance of $1,000 per month, and (d) a grant of options to purchase 250,000 shares of the Company’s common stock with an exercise price equal to the closing price on October 18, 2021, the first business day of Mr. Lesovitz’s tenure as the Chief Financial Officer.

Additionally, pursuant to the agreement if, following a change in control of the Company, his employment is terminated (i) within 4 months following such occurrence, he will receive a severance payment equal to 4 months of base salary, (ii) after 4 months but prior to 9 months following such occurrence, he will receive a severance payment equal to 6 months of base salary, (iii) after 9 months following such occurrence, he will receive a severance payment equal to 9 months of base salary.

Since July 6, 2021, Mr. Lesovitz has served as the Company’s Controller. From June 2015 through June, 2021, he was Controller and Director of Finance of Encore Dermatology, Inc., a fully integrated dermatology company. Prior to that, Mr. Lesovitz held various finance roles with Iroko Pharmaceuticals, LLC, a pharmaceutical company specializing in pain management, serving as its Assistant Controller from November 2012 to June 2015 and as its Senior Accounting Manager from July 2008 to November 2012. He does not have an interest requiring disclosure under Item 404(a) of Regulation S-K. There have been no transactions, nor are there any current proposed transactions, to which the Company or any of its subsidiaries was or is to be a party in which Mr. Lesovitz, or any member of his immediate families, had, or will have, a direct or indirect material interest.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Credit and Security Agreement, dated as of September 30, 2021, among STRATA Skin Sciences, Inc., MidCap Financial Trust, as administrative agent, and the lenders identified therein.
10.2	Intellectual Property Security Agreement, dated as of September 30, 2021, between STRATA Skin Sciences, Inc. and MidCap Financial Trust.
10.3	Warrant Agreement to Purchase Shares of the Common Stock of STRATA Skin Sciences, Inc., dated as of September 30, 2021, between STRATA Skin Sciences, Inc. and MidCap Funding XXVII Trust.
10.4	Registration Rights Agreement, dated as of September 30, 2021, between STRATA Skin Sciences, Inc. and MidCap Funding XXVII Trust.
10.5	Employment Agreement between STRATA Skin Sciences, Inc. and Christopher Lesovitz.
99.1	Press release, dated October 4, 2021, of STRATA Skin Sciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: October 4, 2021	By:	/s/ Robert J. Moccia
Robert J. Moccia
President and Chief Executive Officer